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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-70754




                              AXA PREMIER VIP TRUST

                     SUPPLEMENT DATED AUGUST 8, 2002 TO THE
                          PROSPECTUS DATED MAY 1, 2002

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This Supplement updates or corrects certain information contained in the above-dated Prospectus of AXA Premier VIP Trust ("Trust"). You may obtain an additional copy of the Prospectus or the Trust's Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

       AXA PREMIER VIP HEALTH CARE PORTFOLIO (CLASS A AND CLASS B SHARES)

The information provided below replaces the information regarding the portfolio managers (including their business experience) of AIM Capital Management, Inc., one of the sub-advisers of AXA Premier VIP Health Care Portfolio, located in the table under the heading "The Sub-advisers" in the section entitled "MANAGEMENT TEAM - The Manager and the Sub-advisers."

          The portion of assets allocated to AIM Capital Management, Inc. is managed by a team of investment professionals.

        AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO (CLASS B SHARES)

The past performance information (as shown in Appendix) for Alliance Capital Management L.P. (Bernstein Unit) ("Bernstein Unit"), as represented by Bernstein Unit's Diversified Value Composite (Optimized vs. S&P 500), for the 1-year period ended December 31, 2001, should read positive 0.86%.

        AXA PREMIER VIP TECHNOLOGY PORTFOLIO (CLASS A AND CLASS B SHARES)

The past performance information (as shown in Appendix) for Alliance Capital Management L.P. ("Alliance Capital"), as represented by Alliance Capital's Alliance Technology Fund (Class C shares), for the 1-year period ended December 31, 2001, should read (26.43%) or negative 26.43%.